UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21455

Dreman/Claymore Dividend & Income Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive Lisle, IL	60532

(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SemiAnnual Report

April 30, 2006

Unaudited

Dreman/Claymore Dividend & Income Fund

DCS

DREMAN VALUE MANAGEMENT, LLC

CLAYMORE®

www.dremanclaymore.com

. . . your path to the LATEST,

most up-to-date INFORMATION about the

Dreman/Claymore Dividend & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at dremanclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Dreman Value Management and Claymore Securities are continually updating and expanding shareholder information services on the Fund’s website www.dremanclaymore.com, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | April 30, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Dear Shareholder |

We are pleased to report that the Dreman/Claymore Dividend & Income Fund (NYSE: DCS) posted strong performance for the semiannual fiscal period, once again outperforming the market as measured by the Standard & Poor’s 500 Index (“S&P 500”) on a net asset value (“NAV”) basis.

As you may know, the Fund’s investment goal is to construct and manage a portfolio of high-quality investments that provide a high level of current income, with a secondary objective of capital appreciation, while taking advantage of the favorable tax rates on dividend income. Since the close of this reporting period, we’re pleased to report that the U.S. Congress passed an extension of the favorable tax rates on equity dividends that were due to expire at the end of 2008.The lower rates will now remain in effect through 2010. In keeping with Dreman Value Management’s contrarian value approach to investing, the Fund’s portfolio represents what we believe to be quality companies trading at attractive valuations relative to the market.

On a NAV basis, the Fund returned 13.12% versus 9.64% by the S&P 500 for the six months ended
April 30, 2006. This represents a change in NAV to $22.62 on April 30 from $20.62 at the start of the period, plus the reinvestment of the Fund’s distributions. The Fund’s performance at market price was positive, but trailed these returns, posting a gain of 8.73%, which reflects a market price of $19.12 at the close of the period versus $18.20 on October 31, 2005, plus the reinvestment of the Fund’s distributions.

We’re disappointed with the widening discount, especially as the Fund has continued to outperform the
S&P 500 on a NAV basis. This discount to NAV highlights the fact that many closed-end funds have fallen out of favor with investors despite the success of many in providing favorable NAV returns. We believe that this deep discount represents a compelling opportunity as common shares of the Fund are now available in the market at prices far below the value of the securities in the underlying portfolio.

When shares trade at a discount to NAV, the Dividend Reinvestment Plan (“DRIP”) takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP that is described in detail on page 22 of this report.

SemiAnnual Report | April 30, 2006 | 3

DCS | Dreman/Claymore Dividend & Income Fund | Dear Shareholder continued

On May 1, 2006 the Fund declared a quarterly dividend of $0.325 per share. This represented an annualized distribution rate of 6.80% based upon the closing market price of $19.12 on April 30, 2006. Given the Fund’s tax characteristics for the 2005 calendar year, this rate represents a tax-advantaged distribution rate of 8.40% for an individual shareholder subject to the maximum federal income tax bracket of 35%. Of course, the final determination of the tax characteristics of dividends paid is made after the end of each calendar year. There can be no assurance that this characterization is indicative of future allocations or that this distribution rate will be achieved in the future.

We provide a detailed discussion of the Fund’s performance over this fiscal period in the Questions & Answers section of the report. You’ll find information on the overall market environment, a discussion of which sectors and securities contributed and detracted from the Fund’s performance and a summary of our contrarian value investment philosophy in that section, which begins on page 5 of this report.

The prospectus for the Fund contained a statement that the Fund will generally not invest in less than 10 industries or in greater than 15 industries, and that the Fund will not generally invest in less than 30 stocks or in greater than 60 stocks.The Fund has decided that this strategy should be eliminated to allow the Investment Manager to make investment decisions that they believe best meet the Fund’s overall objective.

We thank you for your continued investment in DCS and we are honored that you have chosen the Dreman/Claymore Dividend & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.dremanclaymore.com

Sincerely,

David N. Dreman
Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and Trustee of the Dreman/Claymore Dividend & Income Fund

May 22, 2006

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DCS | Dreman/Claymore Dividend & Income Fund

Questions & Answers |

David N. Dreman leads the management team of the Dreman/Claymore Dividend & Income Fund (“DCS”). Dreman is the Founder, Chairman and Chief Investment Officer of Dreman Value Management LLC (“DVM”). In the following interview, Dreman and Portfolio Co-Managers Nelson Woodard and Lee A. Delaporte share their thoughts on the equity market and the Fund’s performance in the six months ended April 30, 2006.

The closed-end fund market remained volatile during this fiscal period, how did DCS perform in this difficult environment?

We’re pleased to report that DCS gained in both net asset value (“NAV”) and market value. For the six-month period ended April 30, 2006, DCS posted a 13.12% NAV return and an 8.73% market value return. The NAV return exceeded the 9.64% of the S&P 500, an index generally considered representative of the overall US equity market.

Despite the 8.73% gain in market value, the Fund’s discount from NAV widened to 15.47% on April 30 from 11.74% at the end of the last fiscal period. We’ re especially frustrated with the discount in light of the strong NAV performance we have been able to generate for DCS. Since its inception on January 27, 2004, DCS has outperformed the S&P 500, on a NAV basis, with an annualized return of 14.12% vs. 8.72% by the S&P 500. Since market price is not something that we as managers are able to control, we will remain focused on seeking to generate a strong NAV that we hope, in time, will be recognized and ultimately supported by the market.

How did the equity market perform in the six months ended April 30?

As noted above, equities provided solid gains, with the S&P 500 returning 9.64% due in large part to investor confidence in the sustained growth prospects for the U.S. economy. Large-cap value stocks again outpaced their large-cap growth counterparts by a meaningful margin. We continued to tilt the portfolio toward companies that are less economically sensitive than the overall market. Equity market investors were intensely focused on Federal Reserve Board (“the Fed”) policy under the new Fed Chairman Ben Bernanke.The short-term interest rate, as measured by the Federal Funds rate is, at the time of this writing, 5%.The Fed has raised rates by a quarter of one percent at each of their last 16 meetings. We expect the Fed to continue tightening until short-term rates are approximately 5.25% to 5. 5%. The latest buzzwords are that the Fed’s decisions are “data dependent,” meaning that as long as the economy produces strong growth and inflation trends higher, the Fed will continue to tighten. Conventional wisdom states that once the Fed stops tightening, the equity markets will commence a strong rally; we are not so sure. While we are optimistic that the U.S. will continue to produce solid economic growth over the near term, we expect growth to moderate by year-end. Absent a major geopolitical eruption from the likes of Iran or a super spike in oil prices, the slowdown we anticipate will be a result of the slowing housing market due to higher rates. Given the speculative excesses that have gripped parts of the housing market, a period of slack housing activity is probably good for long-term growth prospects.

How did these market events drive your stock selection process?

While we look for investment opportunities created by market events, we don’t let the market drive our disciplined investment process. In all environments, we choose stocks based on our contrarian value philosophy, which is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that we feel are trading below their perceived intrinsic values, with prices that are low relative to their earnings (P/E1 – the most common

SemiAnnual Report | April 30, 2006 | 5

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

measure of how expensive a stock is), book value (P/B) and cash flow (P/CF). Typically, these types of companies have provided potential for above-market returns over time. We base our stock selection solely on fundamental “bottom-up” analysis – a process of evaluation that accounts for the individual merits of each stock. Therefore, we do not choose stocks based on industry sector or the macroeconomic environment. Industry sector weightings are a result of individual stock selection. While our disciplined process has generated favorable results over time, there is no guarantee that the perceived intrinsic value we see in individual securities will be realized.

Which factors supported the Fund’s strong NAV performance?

Despite rising interest rates, the equity market was quite strong during the period. The Fund’s performance was helped by above-market returns from a variety of holdings throughout the portfolio as well as from the interest rate hedges that we employed to protect the Fund’s valuation from the effects of rising interest rates.

Please tell about the hedges and how they were helpful.

Hedges were put into place to guard against rising interest rates – both short-term rates and long-term rates. The risk of using a hedge is that rates might decline, which would cause the prices of the bonds to rise, resulting in losses to the hedges. That was not the case with either of the hedges this period.

The Fund’s hedge (“the short”) against long-term rate increases has been an important part of the Fund’s strategy since its inception. We employed the hedge to help provide protection for a significant part of the portfolio that is interest rate sensitive, and the hedge was particularly helpful this period as long-term interest rates moved higher. Admittedly, we were early in implementing the hedge, as the yield curve remained relatively flat for a longer period than we had expected. (A flat yield curve occurs when there is little difference in the level of yields between short-term and long-term bonds of comparable qualities.) However, now that long rates have risen, the hedge has acted as we had originally anticipated. The short was designed to help protect the value of our holdings that are highly vulnerable to rising long-term rates in sectors such as preferreds, utilities and REITs. As long-term rates moved higher this period, the short generated gains. Without the hedge, the Fund’s interest rate sensitive securities would have caused the portfolio to lose ground.

Long-term rates have remained at historically low levels over the last few years causing us to believe that a moderate increase in rates is possible. Therefore we plan to maintain the short position. If we are correct in our assumption and long-term rates rise by at least one percent, the performance of DCS would likely benefit. That’s because the hedge would offset the losses on the rate-sensitive long portion of the portfolio, enabling us to potentially reinvest in securities with higher yields, which would be available in the higher rate environment. We expect that scenario would improve the Fund’s yield. Of course there are no guarantees that events will occur as we expect.

We also hedged approximately 30% of the Fund’s short-term auction market preferred shares (“AMPS”) last year. This hedge protected the Fund against the impact of higher short-term rates and as such helped support the DCS leverage program.

Will you give us some examples of the portfolio’s better performers?

Healthcare. The Fund’s healthcare stocks were the best performers with major pharmaceutical stocks such as Merck & Co., Inc. and Bristol Myers Squibb Co. (4.4% and 2.0% of long-term investments, respectively) gaining substantial ground. Merck rebounded significantly from its lows reached last summer amid the fears of litigation due to its arthritis drug,Vioxx.While Merck will have to defend hundreds if not thousands of claims

6 | SemiAnnual Report | April 30, 2006

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

that Vioxx caused heart problems, it looks as though the potential for large punitive damage awards is limited. At current prices, we believe Merck’s stock price more than fully discounts any potential future litigation expenses. As important, Merck’s dividend yield is approximately 4.42% as of April 30, 2006. Bristol Myers Squibb benefited from improved earnings and reduced litigation threats.

We continue to believe that healthcare stocks will outperform the overall market in the next few years. Our belief is based on both the demographic trends of an aging population that is willing to spend to improve health outcomes as well as attractive valuations of many stocks in the sector. The major pharmaceutical companies have significantly lagged the market over the last five years as earnings growth has been scarce and litigation risks numerous. We think that is about to change. That said, the Fund’s 7.3% position in healthcare is appropriate for this Fund. While the potential for appreciation in healthcare stocks is strong, yields in the sector are often less attractive than what can be found elsewhere. Our focus is of course on generating a strong stream of qualified dividend income. To increase the healthcare position substantially at this point would sacrifice the Fund’s income potential. If it is a choice between buying stocks with the greatest appreciation potential or those with the highest yield, we’ll go for the yield in some cases.

Tobacco. The Fund’s positions in tobacco producers Reynolds American, Inc. and Loews Corp.–Carolina Group (1.4% and 1.9% of long-term investments) appreciated greatly due to a strong market environment and reduced litigation fears. While we still like the companies, the valuation of these stocks, we believe is approaching fair market valuation and we reduced our position in both to lock in profits for shareholders. Additionally, the securities’ substantial appreciation has lowered their yields considerably, making them less attractive investments for this income-oriented Fund.

Energy. The Fund’s energy position (14.8% of long-term investments) gained as demand for oil continued to rise and oil prices remained at historically high levels. The sector’s performance, however, was tempered somewhat by a decline in demand for natural gas due to a relatively warm winter season, which dragged down natural gas prices.

The Fund’s investment in energy trusts were a primary contributor to performance. Energy trusts are publicly-traded partnerships whose interests in oil or gas fields are traded on securities exchanges like shares of corporate stock. Due to their structure, the income generated by these trusts is often treated as qualified dividend income. We began purchasing the trusts in the previous fiscal period for their high dividend yields. While exploration and production companies typically pay dividends, their yields are not generally as attractive as the integrated oil companies or those offered in other areas of the market. The Fund’s energy trusts, however, generated high levels of dividend income and also a significant part of the Fund’s appreciation. The trusts represented 7.2% of long-term holdings as of April 30, 2006.

While the energy sector has led the market for a number of years, we believe that more upside potential remains. Demand for oil has continued to grow, and at this juncture it appears that demand may exceed available supply. For that reason we don’t expect the price of oil to decline materially. While we are bullish on energy, we do expect a good deal of volatility in the sector. Investments based on commodity prices are typically volatile. Additionally, many new investors have entered the market to chase the sector’s strong gains. While we anticipate more positive returns, we’re not convinced that sector can continue to rally at the level it did in 2005. If performance slows, we believe it is likely that many of those new investors may move to other areas of the market, potentially creating more volatility.

SemiAnnual Report | April 30, 2006 | 7

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

What about sectors or securities that hindered performance?

We’re gratified to report that there were very few portfolio securities that lost ground. Fortunately, most that declined did so only minimally or in other cases the Fund held such a small position that the losses had relatively little impact on the portfolio as a whole.

Tobacco. Altria Group, Inc. (10.4% of long-term investments), the Fund’s largest position, is a large diversified tobacco and consumer packaged goods company, which owns Philip Morris and Kraft Foods. During the period, Altria underperformed the market, submitting a relatively flat return. However, Altria provided a very attractive yield – 4.37% as of April 30 – and was a positive contributor in terms of generating qualified dividend income for the portfolio.

While we’ve reduced positions in some of our other tobacco holdings, we remain committed to Altria, which has been a great performer over time. We like Altria’s competitive yield and it appears that the company is near the end of a long standing court case. Altria has announced that the pending litigation, the Engle Case, is the last hurdle it wants to clear before spinning off its Kraft Foods business. If that happens, we expect that a great deal of shareholder value will be unlocked and that we may see the stock price rise further. While we are not certain when, or if, the value will be realized, we assume there is a good possibility the transaction would occur within the next 12 months.

Energy. Devon Energy Corp. (1.4% of long-term holdings) is an exploration and production company with substantial exposure to natural gas in North America. Since the middle of 2002, Devon shares have nearly tripled in price. However, Devon provided lackluster performance in this period as demand for natural gas – and prices – fell as a result of fairly mild winter temperatures. While we were of course disappointed, we believe this is just a hiccup in performance and have therefore maintained the Fund’s Devon position within the portfolio. Over the longer-term we believe that growing demand for natural gas will exceed supply.

Diversified Financials. The Fund’s position in mortgage provider Freddie Mac (3.6% of long-term investments) declined marginally during the period as the company announced additional delays in reporting their financial statements. The fact that Freddie was not down more tells us that holders of the stock are looking past any additional short-term disappointments and are focusing instead on the improving prospects for the company. With a P/E in the high single digits and long-term growth to match, we believe Freddie Mac and Fannie Mae (a similarly structured mortgage company that often trades in tandem with Freddie) have the potential for strong gains in the years ahead. DCS also owns Fannie Mae, which represented 3.7% of long-term investments. Fannie Mae provided a positive return in the period.

Please tell us about the Fund’s distributions.

The Fund seeks to pay out 6.5% in distributions annually based on its initial $20 offering price.We seek income through qualified income sources – those taxed at a lower rate than ordinary income – to provide a large portion of the payout. We use utility stocks, some preferred stocks and historically high dividend-yielding common stocks to generate qualified income. We can (and did this period) place hedges on the Fund’s income securities to attempt to protect the value of our interest-rate sensitive holdings. The risk of using a hedge is that rates might decline, which would cause the prices of the bonds to rise. That was not

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DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

the case this period as both short-term and long-term interest rates rose. As mentioned previously, the hedges added a good deal of value for the Fund over the last six months.

Have higher short-term interest rates impacted the effectiveness of the Fund’s leverage program?

DCS, like many closed-end funds, utilizes leverage as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from a portfolio that is not leveraged. In executing this strategy, the Fund issued short-term AMPS, as mentioned earlier.

A leveraged portfolio, of course, results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates. As mentioned previously we employed a hedge on approximately 30% of the Fund’s AMPS to partially offset increases in the short-term interest rate paid to the AMPS holders. The hedge has added a great deal of value this period as interest rates moved higher. We will continue to employ our leverage strategy as long as we feel there is a benefit to doing so.

[1]	P/E is equal to a stock’s market capitalization divided by its after-tax earnings over the most recent 12-month period. P/B is equal to a stock’s market capitalization divided by its book value (This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements.) P/CF is equal to a stock’s capitalization divided by its cash flow for the latest fiscal year.

DCS Risks and Other Considerations

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Fund risks and considerations include, but are not limited to: Hedging Risk; Not a Complete Investment Program; Market Discount Risk; Equity Risk; Special Risks Related to Preferred Securities; Income Risk; Value Investing Risk; Fund Distribution Risk; Interest Rate Risk; Inflation Risk; Foreign Securities; Non-diversified Status; Industry Concentration Risk; Lower-Rated Securities; Financial Leverage; Management Risk; Dependence on Key Personnel; Anti-Takeover Provisions; Illiquid Securities; Common Stock Risk; Special Risks of Derivative Transactions and Geopolitical Risks. There can be no assurance that a percentage of dividends paid on common shares, if any, will consist of qualifying dividend income.

SemiAnnual Report | April 30, 2006 | 9

DCS | Dreman/Claymore Dividend & Income Fund

Fund Summary | As of April 30, 2006 (unaudited)

Fund Statistics
Share Price		$19.12
Common Share Net Asset Value		$22.62
Premium/Discount to NAV		-15.47%
Net Assets Applicable to Common Shares ($000)		$1,026,741

Total Returns
(Inception 1/27/04)	Market	NAV
Six-Month – non-annualized	8.73%	13.12%
One Year	11.14%	19.64%
Since Inception – average annual	4.23%	14.12%

Sector Breakdown		% of Long-Term Investments
Financials		46.6%
Consumer Staples		24.0%
Energy		14.8%
Healthcare		7.3%
Utilities		4.5%
Telecommunications		2.2%
Other		0.6%

Industry Breakdown		% of Long-Term Investments
Tobacco		22.0%
Thrift & Mortgage Financial		16.1%
Oil & Gas		15.9%
Commercial Banks		15.5%
Insurance		7.6%
Pharmaceuticals		7.0%
Real Estate & Real Estate Investment Trusts		4.2%
Electric Utilities		3.6%
Diversified Financial Services		2.3%
Diversified Telecommunications		2.2%
Other		3.6%

Top Ten Issuers	% of Long-Term Investments
Altria Group, Inc.	10.4%
Fannie Mae	7.9%
UST, Inc.	6.4%
Merck & Co., Inc.	4.4%
Washington Mutual, Inc.	3.9%
Freddie Mac	3.7%
ConocoPhillips	3.2%
ChevronTexaco Corp.	2.3%
Prudential PLC	2.1%
AT&T, Inc.	2.1%

10 | SemiAnnual Report | April 30, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Portfolio of Investments | April 30, 2006 (unaudited)

Number of Shares		Value
	Long-Term Investments – 139.8%
	Common Stocks – 100.5%
	Consumer Staples – 30.8%
2,037,500	Altria Group, Inc. (a)	$149,063,500
522,000	Loews Corp. – Carolina Group	26,747,280
123,700	Regal Entertainment Group – Class A	2,600,174
183,200	Reynolds American, Inc.	20,087,880
600,000	Saks, Inc	12,084,000
166,800	Universal Corp.	6,350,076
2,096,500	UST, Inc. (a)	92,099,245
383,013	Vector Group Ltd.	6,894,234

		315,926,389

	Energy – 19.7%
152,700	ARC Energy Trust, Units (Canada)	4,122,900
188,600	BP Prudhoe Bay Royalty Trust	13,748,940
92,500	Bonavista Energy Trust (Canada)	3,389,200
530,600	Chevron Corp.	32,377,212
686,200	ConocoPhillips	45,906,780
347,400	Cresent Point Energy Trust (Canada)	7,069,590
336,000	Devon Energy Corp.	20,196,960
92,800	Enerplus Resources Fund (Canada)	4,973,152
654,300	Fairborne Energy Trust (Canada)	9,088,227
325,000	Harvest Energy Trust (Canada)	9,987,250
866,200	Ketch Resources Trust (Canada)	8,791,930
131,500	Pengrowth Energy Trust – Class A (Canada)	3,215,175
625,000	Penn West Energy Trust (Canada)	24,187,500
100,000	Petrofund Energy Trust	2,456,000
150,800	San Juan Basin Royalty Trust	5,929,456
50,000	Vermilion Energy Trust	1,477,000
240,400	Williams Coal Seam Gas Royalty Trust	5,411,404

		202,328,676

	Financials – 30.8%
185,000	American Home Mortgage Investment Corp.	6,423,200
180,900	American International Group, Inc.	11,803,725
540,000	Bank of America Corp.	26,956,800
1,037,100	Fannie Mae (a)	52,477,260
857,500	Freddie Mac (a)	52,358,950
163,900	Jer Investors Trust, Inc.	2,650,263
724,800	KeyCorp	27,701,856
87,546	Ladenburg Thalmann Financial Services, Inc. (b)	102,429
444,100	Luminent Mortgage Capital, Inc.	3,686,030
486,400	MFA Mortgage Investments, Inc.	3,336,704
201,700	Newcastle Investment Corp.	4,520,097
525,600	Novastar Financial, Inc.	19,447,200
233,600	PNC Financial Services Group	16,695,392
415,000	Regions Financial Corp.	15,151,650
448,600	U.S. Bancorp	14,103,984
65,000	Wachovia Corp.	3,890,250
1,232,800	Washington Mutual, Inc.	55,549,968

		316,855,758

	Healthcare – 10.2%
1,135,000	Bristol-Myers Squibb Co.	28,806,300
80,700	Medco Health Solutions, Inc. (b)	4,295,661
1,846,300	Merck & Co., Inc. (a)	63,549,646
300,000	Pfizer, Inc.	7,599,000

		104,250,607

	Industrials – 0.2%
100,000	Double Hull Tankers, Inc. (Channel Islands)	1,280,000
56,800	Eagle Bulk Shipping, Inc. (Marshall Island)	790,088

		2,070,088

	Telecommunications – 3.0%
1,140,000	AT&T, Inc.	29,879,400
107,000	Alaska Communications Systems Group, Inc.	1,349,270
		31,228,670
	Utilities – 5.8%
158,300	Ameren Corp.	7,973,571
165,400	Consolidated Edison, Inc.	7,132,048
361,900	Empire District Electric Co.	8,233,225
317,200	Great Plains Energy, Inc.	8,960,900
324,700	Peoples Energy Corp.	11,796,351
345,600	Progress Energy, Inc.	14,791,680
274,380	Star Gas Partners, LP (b)	696,925

		59,584,700

	Total Common Stocks
	(Cost $897,256,204)	1,032,244,888

	Preferred Stocks – 31.6%
	Consumer Discretionary – 0.3%
125,000	Red Lion Hotels Capital Trust, 9.500%	3,250,000

	Consumer Staples – 2.8%
40,000	Dairy Farmers of America, 7.875% (c)	3,830,000
25,000	Universal Corp., 6.750%	25,152,600

	Energy – 1.0%	28,982,600

385,500	Southern Union Co., 7.550%	9,945,900

See notes to financial statements.

SemiAnnual Report | April 30, 2006 | 11

DCS| Dreman/Claymore Dividend & Income Fund | Portfolio of Investments (unaudited) continued

Number of Shares		Value
	Financials – 27.0%
7,000,000	Abbey National Capital Trust I, 8.963% (d)	$8,842,183
58,000	Abbey National PLC, Series B, 7.375% (United Kingdom)	1,490,600
200,000	ABN AMRO Capital Fund Trust VII, 6.080%	4,634,000
200,000	Affordable Residential, Series A, 8.250%	4,450,000
700,000	AmerUs Group Co., 7.250%	17,857,000
240,000	Arch Capital Group, Ltd., 8.000% (Bermuda)	6,204,000
218,100	Axis Capital Holdings Ltd., Series A, 7.250% (Bermuda)	5,380,527
80,000	Banco Santander, Series 1, 6.410% (Spain)	1,944,000
10,000,000	Barclays Bank PLC, 8.550% (United Kingdom) (c)(d)	11,146,980
11,000,000	CA Preferred Funding Trust, 7.000%	10,975,261
189,300	Chevy Chase Bank, Series C, 8.000%	5,073,240
310,000	CIT Group, Inc., Series A, 6.350%	7,784,100
1,000	Doral Financial Corp., Series B, 8.350% (Puerto Rico)	20,500
8,660	Doral Financial Corp., Series C, 7.250% (Puerto Rico)	177,530
260,000	Endurance Specialty Holdings, Ltd., 7.750% (Bermuda)	6,183,138
200,000	Fannie Mae, Series E, 5.100%	8,268,760
80,000	Fannie Mae, Series O, 7.065% (d)	4,385,000
100,000	Freddie Mac, 5.810%	4,960,000
80,000	Goldman Sachs Group, Inc., 6.200%	1,975,200
12,840,000	HSBC Capital Funding LP, 9.547% (Channel Islands) (c)(d)	14,587,280
7,042,000	HSBC Capital Funding LP, 10.176% (Channel Islands) (c)(d)	9,890,595
100,000	HSBC Holdings PLC, Series A, 6.200% (United Kingdom)	2,323,000
140,500	Lehman Brothers Holdings, Inc., Series F, 6.500%	3,568,700
2,000,000	Lloyds TSB Bank PLC, 6.900% (United Kingdom)	1,970,000
80,000	LTC Properties, Inc., Series F, 8.000%	2,020,000
50,000	MetLife, Inc., Series B, 6.500%	1,255,000
21,000	Novastar Financial, Inc., Series C, 8.900%	506,100
245,000	Odyssey Re Holdings Corp., Series A, 8.125%	6,132,669
13,354,000	Old Mutual Capital Funding, 8.000%	13,905,520
400,000	OMEGA Healthcare, Series D, 8.375%	10,280,000
31,000,000	Prudential PLC, 6.500% (United Kingdom)	29,983,696
400,000	Quanta Capital Holdings, 10.250% (Bermuda)	8,940,000
6,400,000	RBS Capital Trust B, 6.800%	6,314,016
5,750,000	Royal Bank Of Scotland Group PLC, 7.648% (United Kingdom) (d)	6,414,016
12,000,000	Royal Bank Of Scotland Group PLC, Series 1, 9.118% (United Kingdom)	13,377,072
600,000	Scottish Re Group Ltd., 7.250% (Cayman Islands) (d)	15,054,000
16,775,000	UBS Preferred Funding Trust I, 8.622% (d)	18,636,237

		276,909,919

	Utilities – 0.5%
80,000	Alabama Power Co., 5.300%	$1,920,000
120,000	PPL Electric Utilities Corp., 6.250%	3,030,000

		4,950,000

	Total Preferred Stocks
	(Cost $331,984,100)	324,038,419

	Convertible Preferred Stocks – 4.7%
	Financials – 4.7%
505	Fannie Mae, 5.375%
	(Cost $49,831,000)	48,210,774

	Investment Companies – 1.8%
116,000	Cohen & Steers REIT and Preferred Income Fund, Inc.	3,137,800
271,200	Evergreen Income Advantage Fund	3,842,904
222,600	Hyperion Total Return Fund	1,903,230
215,000	Nuveen Preferred and Convertible Income Fund II	2,601,500
186,200	Nuveen Quality Preferred Income Fund II	2,539,768
272,200	Pioneer High Income Trust	4,564,794
6,400	Salomon Brothers Worldwide Income Fund, Inc.	83,584

	Total Investment Companies

	(Cost $20,260,588)	18,673,580

See notes to financial statements.

12 | SemiAnnual Report | April 30, 2006

DCS | Dreman/Claymore Dividend & Income Fund | Portfolio of Investments (unaudited) continued

Principal Amount		Value
	Corporate Bonds – 0.8%
	Financials – 0.8%
$2,000,000	Preferred Term Securities XI Ltd., NR
	Zero Coupon, 9/24/33 (c)	$1,632,500

3,000,000	Preferred Term Securities XIX Ltd., NR
	Zero Coupon, 12/22/35 (c)	2,712,600

2,000,000	Preferred Term Securities XX Ltd., NR
	Zero Coupon, 3/22/38 (c)	1,980,000

2,000,000	Preferred Term Securities XXI Ltd., NR
	Zero Coupon, 3/22/38	2,000,000

	Total Corporate Bonds
	(Cost $8,912,217)	8,325,100

	Master Limited Partnership – 0.4%
	Energy – 0.4%
4,000,000	Kodiak Funding, LP (e)
	(Cost $4,000,000)	3,985,771

	Total Long-Term Investments – 139.8%
	(Cost $1,312,244,109)	1,435,478,532

	Short-Term Investments – 1.1%
	Money Market Fund – 1.1%
11,282,297	JP Morgan Prime Money Market Fund
	(Cost $11,282,297)	$11,282,297

	Total Investments – 140.9%
	(Cost $1,323,526,406)	1,446,760,829

	Other Assets in Excess of Liabilities – 0.5%	4,980,493
	Preferred Shares, at Liquidation Value – ( -41.4% of Net Assets Applicable to Common Shares or -29.4% of Total Investments)	(425,000,000)

	Net Assets Applicable to Common Shares – 100.0%	$1,026,741,322

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

(a)	All or a portion of these securities have been physically segregated in connection with open futures contracts.
(b)	Non-income producing security.
(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, these securities amounted to 4.5% of net assets applicable to common shares.
(d)	Floating or variable rate security.
(e)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $3,985,771 which represents 0.4% of net assets applicable to common shares.

Ratings shown are per Standard & Poor’s; securities classified NR are not rated by Standard & Poor’s.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

See notes to financial statements.

SemiAnnual Report | April 30, 2006 | 13

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Assets and Liabilities | For the six months ended April 30,2006 (unaudited)

Assets
Investments in securities, at value (cost $1,323,526,406)	$1,446,760,829
Dividends and interest receivable	5,000,323
Unrealized appreciation on interest rate swaps	4,090,639
Other assets	68,891

Total assets	1,455,920,682

Liabilities
Payable for securities purchased	2,032,610
Advisory fee payable	997,553
Due to custodian	478,441
Dividends payable – preferred shares	402,278
Administrative fee payable	18,635
Accrued expenses and other liabilities	249,843

Total liabilities	4,179,360

Preferred Shares, at redemption value
$.01 par value per share; 17,000 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	425,000,000

Net Assets Applicable to Common Shareholders	$1,026,741,322

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 45,399,424 shares issued and outstanding	$453,994
Additional paid-in capital	859,670,266
Accumulated net unrealized appreciation on investments, futures and swap transactions	138,492,376
Accumulated undistributed net investment income	(8,882,344)
Accumulated net realized gain on investments, futures and swap transactions	37,007,030

Net Assets Applicable to Common Shareholders	$1,026,741,322

Net Asset Value Applicable to Common Shareholders (based on 45,399,424 common shares outstanding)	$22.62

See notes to financial statements.

14 | SemiAnnual Report | April 30, 2006

DCS| Dreman/Claymore Dividend & Income Fund

Statement of Operations | For the six months ended April 30,2006 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $274,935)	$30,863,247
Interest (net of foreign withholding taxes of $247,669)	6,537,179

Total income		$37,400,426

Expenses
Advisory fee	5,906,528
Auction agent fee-preferred shares	547,402
Professional fees	123,888
Fund accounting	116,683
Administrative fee	116,623
Transfer agent fee	88,192
Trustees’ fees and expenses	84,938
Custodian fee	79,594
Printing expenses	66,172
Insurance expense	37,118
NYSE listing	18,535
Miscellaneous	12,328
Rating agency fee	6,878
Total expenses		7,204,879

Net investment income		30,195,547

Realized and Unrealized Gain (Loss) on Investments, Futures and Swap Transactions
Net realized gain (loss) on:
Investments		30,274,211
Futures		19,022,938
Swaps		42,243
Net change in unrealized appreciation on:
Investments		53,261,884
Futures		(5,061,470)
Swaps		1,722,377

Net gain on investments, futures and swap transactions		99,262,183

Distributions to Preferred Shares from
Net investment income		(9,217,136)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$120,240,594

See notes to financial statements.

SemiAnnual Report | April 30, 2006 | 15

DCS | Dreman/Claymore Dividend & Income Fund

Statements of Changes in Net Assets Applicable to Common Shareholders |

	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$30,195,547	$54,306,098
Net realized gain (loss) on investments, futures and swap transactions	49,339,392	(2,944,329)
Net change in unrealized appreciation (depreciation) on investments, futures and swap transactions	49,922,791	98,977,299
Distributions to Preferred Shares from
Net investment income	(9,217,136)	(12,721,489)

Net increase in net assets applicable to Common Shareholders resulting from operations	120,240,594	137,617,579

Distributions to Common Shareholders
From and in excess of net investment income	(29,509,626)	(58,895,935)
Return of Capital	—	(123,316)

Total distributions to Common Shareholders	(29,509,626)	(59,019,251)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	—
Reinvestment of dividends	—	—
Common and preferred share offering expenses charged to paid-in-capital	—	23,768

Net increase from capital share transactions	—	23,768

Total increase in net assets applicable to Common Shareholders	90,730,968	78,622,096

Net Assets
Beginning of period	936,010,354	857,388,258

End of period (including accumulated undistributed net investment income of ($8,882,344) and ($351,129), respectively.)	$1,026,741,322	$936,010,354

See notes to financial statements.

16 | SemiAnnual Report | April 30, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Financial Highlights | (unaudited)

	For the Six Months Ended April 30, 2006 (unaudited)		For the Year Ended October 31, 2005		For the Period January 27, 2004(a) through October 31, 2004
Per share operating performance for a share of common stock outstanding throughout the period
Net asset value, beginning of period	$20.62		$18.89		$19.10	(b)

Income from investment operations
Net investment income(a)	0.67		1.20		0.86
Net realized and unrealized gain (loss) on investments, futures and swap transactions	2.18		2.11		(0.18)
Distributions to preferred shares from net investment income and return of capital (common share equivalent basis)	(0.20)		(0.28)		(0.09)

Total from investment operations	2.65		3.03		0.59

Distributions to Common Shareholders
From and in excess of net investment income	(0.65)		(1.30)		(0.65)
Return of capital	—		(0.00	)(f)	—

Total distributions to Common Shareholders	(0.65)		(1.30)		(0.65)

Common and preferred shares’ offering expenses charged to paid-in-capital	—		—		(0.15)

Net asset value, end of period	$22.62		$20.62		$18.89

Market value, end of period	$19.12		$18.20		$17.88

Total investment return(c)
Net asset value	13.12%		16.24%		2.47%
Market value	8.73%		8.97%		(7.33)%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$1,026,741		$936,010		$857,388
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$425,000		$425,000		$425,000
Preferred Shares asset coverage per share	$85,397		$80,059		$75,435
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, including interest expense	1.49	%(d)	1.50%		1.53	%(d)
Interest expense	—	(d)	—		0.07	%(d)
Net investment income, prior to effect of dividends to preferred shares	6.25	%(d)	5.82%		6.20	%(d)
Net investment income, after effect of dividends to preferred shares	4.34	%(d)	4.45%		5.57	%(d)
Ratios to Average Managed Assets:(e)
Total expenses, including interest expense	1.04	%(d)	1.03%		1.05	%(d)
Interest expense	—		—		0.05	%(d)
Net investment income, prior to effect of dividends to preferred shares	4.35	%(d)	4.00%		4.28	%(d)
Portfolio turnover	10%		17%		6%

*	Commencement of operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share.Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Managed assets is equal to net assets applicable to Common Shareholders plus outstanding leverage, such as the liquidation value of preferred shares.
(f)	Amount is less than $.01.

See notes to financial statements.

SemiAnnual Report | April 30, 2006 | 17

DCS | Dreman/Claymore Dividend & Income Fund

Notes to Financial Statements | For the six months ended April 30, 2006 (unaudited)

Note 1 – Organization:

Dreman/Claymore Dividend & Income Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund entered into interest rate swap agreements during the period ended April 30, 2006 in order to partially hedge its exposure to short-term interest rates paid to its auction market preferred shareholders. Details of the swap agreements outstanding as of April 30, 2006 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Merrill Lynch & Co., Inc.	09/21/2009	$150,000,000	4.34%	1 Month LIBOR	$4,090,639

For the swap noted, the Fund pays the fixed rate and receives the floating rate.

(d) Futures

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments.

During the period ended April 30, 2006, the Fund sold futures contracts on U.S. Treasury securities in an effort to hedge a portion of the fixed-income component of its portfolio against rising interest rates.

At April 30, 2006, the following futures contracts were outstanding:

Short Contracts	Number of Contracts	Expiration Date	Original Value	Value at April 30, 2006	Unrealized Appreciation
US Treasury Bonds (CBT)	2,889	June-06	$319,838,908	$308,671,594	$11,167,314

(e) Distributions

The Fund intends to declare quarterly dividends to common shareholders at a fixed rate per common share based on its projected performance, which rate may be adjusted from time to time. Accordingly, for U.S. generally accepted accounting principles, the Fund may declare and pay dividends in excess of its net investment income on the Statement of Operations. However, the ultimate amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (“the Advisor”), the Advisor will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Dreman Value Management, LLC (the “Investment Manager”), provide personnel including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Advisor a fee, payable monthly, in an amount equal to 0.85% of the Fund’s average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Advisor has entered into a Sub-Advisory Agreement with the Investment Manager. Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Advisor, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel,

18 | SemiAnnual Report | April 30, 2006

DCS | Dreman/Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited) continued

including officers required for the Fund’s administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Advisor has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Advisor by the Fund, net of any additional compensation payments to underwriters of the common share offering.

Under a separate Fund Administration agreement, the Advisor provides fund administration services to the Fund. For the six months ended April 30, 2006, the Fund recognized expenses of approximately $116,600 for these services.

The Bank of New York (“BNY”) acts as the Fund’s custodian and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments as of April 30, 2006 is as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
$ 1,319,663,565	$189,696,613	$(62,599,349)	$127,097,264

For the year ended October 31, 2005, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2005
Capital gain – common shares	$10,125,024
Capital gain – preferred shares	2,187,000
Ordinary income – common shares	48,770,911
Ordinary income – preferred shares	10,534,489
Return of capital – common shares	123,316

$71,740,740

Note 5 – Investments in Securities:

For the period ended April 30, 2006, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $141,608,960 and $138,537,528, respectively.

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 45,399,424 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the period ended April 30, 2006 and the year ended October 31, 2005.

Preferred Shares

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures.

For the period ended April 30, 2006, the annualized dividend rates ranged from:

	High	Low	At April 30, 2006
Series M7	4.72%	3.90%	4.60%
Series T28	4.89%	3.80%	4.89%
Series W7	4.78%	3.72%	4.70%
Series TH28	4.79%	4.05%	4.79%
Series F7	4.75%	3.75%	4.75%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect Class I Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Subsequent Event:

On May 1, 2006, the Board of Trustees declared a quarterly dividend of $0.325 per common share. This dividend was payable on May 31, 2006 to shareholders of record on May 15, 2006.

SemiAnnual Report | April 30, 2006 | 19

DCS | Dreman/Claymore Dividend & Income Fund |

Supplemental Information | (unaudited)

Trustees

The Trustees of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:
Richard L. Crandall Year of Birth: 1944 Trustee	Since 2004	Managing Partner of Aspen Partners, LLC since 2003, Founding Co-Partner of Arbor Venture Partners, LLC since 2000, and Chairman of Enterprise Software Roundtable since 1994. Formerly, Director and Special Advisor of GIGA Information Group (1995-2003) and Chairman of GIGA Information Group (2002-2003), Founder and ex-Chairman and CEO of Comshare, Inc. (1966-1994)	1	Director, Novell, Inc., Diebold, Inc., Pelstar, LLC and iTRACS Corp.

Roman Friedrich III Year of Birth: 1946 Trustee	Since 2004	Founder of Roman Friedrich & Company, which specializes in the provision of financial advi- sory services to corporations in the resource sector. Previously, Managing Director at TD Securities. Managing Director Lancaster Financial Ltd.;Wood Gundy; Burns Fry Ltd.; President, Chase Manhattan Bank (Canada) Ltd.	1	Director, Strategic Minerals Corp.; Brazilian Emeralds, Inc., StrataGold Corp.; Gateway Gold Corp. and GFM Resources Ltd.Trustee of five Canadian investment companies in the Claymore Canadian fund complex

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	16	None

Ronald E.Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Formerly,Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999),Vice President of Nuveen Investment Advisory Corp. (1992-1999),Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	14	None

Interested Trustees:
Nicholas Dalmaso† Year of birth: 1965 Trustee and Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	16	None

David N. Dreman†† Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311-4037 Year of birth: 1936 Trustee	Since 2004	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC, an invest- ment advisory firm with $13.7 billion under management, in various mutual funds including several branded under the Scudder-Dreman name; annuity products; institutional accounts, including pension, foundation and endowment funds; and SMAs for high net-worth individ- uals. Author of several books including Contrarian Investment Strategies:The Next Generation and Psychology and the Stock Market. Forbes columnist for 25 years and co-editor of the academic journal,The Journal of Behavioral Finance.	1	Trustee,The Institute of Behavioral Finance, Jazz Aspen, and University of Manitoba.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
–	Messrs. Crandall and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.
–	Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of the shareholders.
–	Messrs. Dreman and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of the shareholders.
***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Advisor.
††	Mr. Dreman is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Dreman Value Management, LLC, the Fund’s Investment Manager.

20 | SemiAnnual Report | April 30, 2006

DCS| Dreman/Claymore Dividend & Income Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:
Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously,Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., from 2002-2003; Managing Director, FrontPoint Partners LLC (2001-2002);Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999);Vice President,Van Kampen Investments and Assistant Treasurer,Van Kampen mutual funds (1989-1999).

Thomas Williams Littauer Year of birth: 1955 Vice President	Since 2004	President, Dreman Value Management, LLC since 2002. Previously, Managing Director of Scudder Kemper Investments, Inc. and Head of Asia Pacific and Americas (ex-U.S.) Global Mutual Fund Group. Chairman of the Board of Scudder Global Opportunities Funds.

Nelson Woodard Year of birth: 1956 Vice President	Since 2004	Managing Director and Portfolio Manager for Dreman Value Management, LLC.Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments from 2000-2001. Prior to 2000, Managing Director of Dreman Value Management, LLC.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

SemiAnnual Report | April 30, 2006 | 21

DCS| Dreman/Claymore Dividend & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number: (800) 433-8191.

22 | SemiAnnual Report | April 30, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Report of Independent Trustees	in Connection with the Annual Review of the Investment Advisory Agreement and Subadvisory Agreement

On November 23 and 30, 2005, the Independent Trustees (those trustees who are not interested persons as defined by the Investment Company Act of 1940) of the Board of Trustees of the Dreman/Claymore Dividend and Income Fund (the “Fund”) met independently of Fund management and of the interested trustees of the Board of Trustees to consider the renewal of: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the subadvisory agreement (“Subadvisory Agreement”) among the Adviser, the Fund and Dreman Value Management, L.L.C. (“Sub-Adviser”). (The Investment Advisory Agreement and the Subadvisory Agreement are together referred to as the “Advisory Agreements.”) As part of their review process, the Independent Trustees were represented by independent legal counsel. The Independent Trustees reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board also had previously received information throughout the year regarding performance and operating results of the Fund.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. The Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Adviser and Sub-Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance policies and procedures adopted by each of the Adviser and the Sub-Adviser.

Based upon its review, the Independent Trustees concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements and, accordingly, recommend to the Board of Trustees the renewal of each Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Independent Trustees’ analysis, but rather the Independent Trustees considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Independent Trustees noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Independent Trustees reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment

Advisory Agreement. The Independent Trustees also considered the Adviser’s collaboration with the Sub-Adviser on the Fund’s use of leverage and determination of qualified dividend income. The Independent Trustees considered the experience and qualifications of the Adviser’s personnel relating to compliance oversight, as well as its capabilities concerning its monitoring of the Subadviser’s portfolio management team, and concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Independent Trustees considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the twelve months ended September 30, 2005 and since inception (January 27, 2004 through September 30, 2005) and compared it to the total return performance of a peer group of closed-end funds, commencing operations around the same period of time as the Fund, that invest a majority of assets in dividend paying equity securities and may have the goal of paying qualified dividend income (“peer group of funds”) for the same time periods. The Independent Trustees noted that the Fund’s investment results were consistent with the Fund’s investment objective and met expectations. The Independent Trustees also considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. The Independent Trustees concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance and efforts to seek the Fund’s investment objective, and that the Adviser’s performance was satisfactory.

The Independent Trustees compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds and to the advisory fee that the Adviser charged to other closed-end funds for which it serves as adviser. The Independent Trustees also reviewed the mean and median advisory fees and expense ratios of a subset of the peer group of funds that only included funds that used leverage, given the greater services required to manage and the higher expenses of a fund employing leverage. The Independent Trustees concluded that the Fund’s advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Independent Trustees reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the direct and estimated indirect costs the Adviser incurs in providing the services described in the Investment Advisory Agreement and concluded that the profitability was not unreasonable.

The Independent Trustees considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Because of the nature of closed-end funds, the Independent Trustees do not expect the Fund to grow significantly in the next twelve months. It was also noted that the advisory fee was structured

SemiAnnual Report | April 30, 2006 | 23

DCS | Dreman/Claymore Dividend & Income Fund | Report of Independent Trustees continued

based upon the anticipated size of the Trust when the fee was originally proposed. Therefore, the Independent Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services to justify a breakpoint at this time.

The Independent Trustees considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees to be received by the Adviser from serving as administrator would provide it with additional revenue but concluded that the advisory fee was reasonable taking into account any benefits from such administration agreement. In reaching the conclusion that the advisory fee was reasonable, the Independent Trustees also considered the Adviser’s statement that it benefited from its association with the Sub-Adviser because of the Fund, which had opened up some other business opportunities to the Adviser with the Sub-Adviser.

Subadvisory Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Independent Trustees considered the qualifications, experience, good reputation and skills of the Sub-Adviser’s portfolio management and other key personnel. The Independent Trustees also considered the Sub-Adviser’s implementation of its strategy regarding the use of financial leverage by the Fund to increase performance and the use of hedging to reduce risk. The Independent Trustees considered the Sub-Adviser’s success in achieving the Fund’s investment objective of providing a high level of income with a secondary objective of capital appreciation through the Fund’s distribution of a dividend of 6.5% of income and outperformance of the Standard & Poor’s 500 Index since inception and for the twelve months ended September 30, 2005 based on net asset value. The Independent Trustees concluded that the Sub-Adviser was qualified to provide the services under the Subadvisory Agreement.

In considering investment performance, the Independent Trustees considered that the Fund’s investment performance on a net asset value basis had outperformed the Lehman Long-Term Corporate Bond Index over relevant time periods along with the Sub-Adviser’s success in meeting the Fund’s objective. They concluded that the Sub-Adviser’s investment performance met expectations. With respect to the market price performance, the Independent Trustees noted that the Fund’s shares were trading at a discount but not inconsistent with its peer group, and that over the relevant time periods, the market price on a total return basis had been positive. The Independent Trustees concluded that investment performance had not negatively affected market performance.

The Independent Trustees reviewed the subadvisory fee paid by the Adviser to the Sub-Adviser and compared it to the fees charged by the Sub-Adviser to a non-fund client and other investment company clients for which the Sub-Adviser serves as subadviser that have a large cap value strategy similar to the Fund’s.The Independent Trustees considered that the Fund’s subadvisory fee was higher than some of the other clients’ fees but determined that the Fund’s subadvisory fee was within an acceptable range of the other subadvisory fees charged by the Manger to other clients in the large cap value strategy. The Independent Trustees also considered the Sub-Adviser’s representation that the Fund was more complicated to manage than other clients’ assets because of the Fund’s unique investment objective and strategies, including its leverage and hedging strategy, and concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Independent Trustees reviewed information regarding the revenues the Sub-Adviser received under the Subadvisory Agreement and estimated allocated expenses of the Sub-Adviser in providing services under the Subadvisory Agreement for the twelve months ended September 30, 2005 and since inception on a pre-tax basis and concluded that the profitability was not unreasonable.

The Independent Trustees reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Independent Trustees considered the Sub-Adviser’s statement that the Fund was more complicated to manage than other assets managed by the firm and thus required more work than other clients, and also noted that the size of the closed-end Fund was relatively fixed and unlikely to grow significantly in the next twelve months. Given these factors, the Independent Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services to justify a breakpoint at this time.

The Independent Trustees considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser’s use of soft dollars and the Sub-Adviser’s other business relationships with the Adviser. The Independent Trustees noted the Sub-Adviser’s statement that it receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Sub-Adviser. The Independent Trustees concluded that the sub-advisory fees were reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Trustees determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.

24 | SemiAnnual Report | April 30, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Fund Information |

Board of Trustees

Richard L. Crandall

Nicholas Dalmaso*

David N. Dreman*

Roman Friedrich III,Chairman

Ronald A. Nyberg

Ronald E.Toupin, Jr.

_________

*       Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers Nicholas Dalmaso Chief Executive and Legal Officer Steven M. Hill Chief Financial Officer and Treasurer Thomas W. Littauer Vice President Nelson P.Woodard Vice President

Investment Manager

Dreman Value Management, LLC

Jersey City, New Jersey

Investment Advisor and Administrator

Claymore Advisors, LLC

Lisle, Illinois

Custodian and Transfer Agent

The Bank of New York

New York, New York

Preferred Stock – Dividend Paying Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of Dreman/Claymore Dividend & Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Dreman/Claymore Dividend & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Dreman/Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.The Fund’s Form N-Q is available on the SEC website at http://www. sec. gov. The Fund’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting the Fund’s website at www.dremanclaymore.com.

In October 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

SemiAnnual Report | April 30, 2006 | 25

DCS | Dreman/Claymore Dividend & Income Fund

About the Fund Managers |

Dreman Value Management, LLC

Dreman Value Management, LLC is an independently-owned investment management firm that was founded by David N. Dreman in 1997, and its predecessor firms date back to 1977.As of April 30, 2006, the firm had over $17.4 billion in assets under management, primarily across institutional accounts and various investment companies. Independently owned, the firm is a value-oriented contrarian equity manager and places its primary emphasis on common stocks with growing dividends and avoiding concept stocks without justifiable valuations.

Investment Philosophy

Dreman Value Management is one of the pioneers of contrarian value investing. Our investment philosophy is based on a disciplined, low P/E approach to stock selection.

•	We invest in undervalued companies that exhibit strong fundamentals, above-market dividend yields and historic earnings growth, which our analysis indicates will persist.

•	Our strategy is to own strong, fundamentally sound companies and to avoid speculative stocks or potential bankruptcies.

•	We believe that the markets are not perfectly efficient and that, in particular, behavioral finance plays a considerable role in investor actions and over-reactions and subsequently in stock price movements.

Investment Process

Our research studies, numerous academic papers and our long-term performance record show that out-of-favor stocks (those with low P/E ratios) consistently and predictably outperform the market.

•	Screen for stocks with below market P/E ratios.

•	Further refine candidates by applying additional value screens.

•	Fundamental analysis is applied to remaining candidates.

•	Stocks that pass all the screens and analysis are recommended to the Investment Committee for approval.

26 | SemiAnnual Report | April 30, 2006

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dreman/Claymore Dividend & Income Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	July 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	July 6, 2006

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	July 6, 2006